AMENDED AND RESTATED INTERCREDITOR AGREEMENT

     This Amended and Restated Intercreditor Agreement (this "Agreement"), dated as of March 30, 2001, is by and between SOVEREIGN BANK ("Sovereign Bank"), a national banking association, as successor to Fleet National Bank, f/k/a BankBoston, N.A., f/k/a The First National Bank of Boston, as successor to Rhode Island Hospital Trust National Bank, with an office at 1 West Mezzanine, 15 Westminster Street, Providence, Rhode Island 02903, in its capacity as agent under the Bank Agreement and the other Bank Documents referred to below for the Institutions (as defined in the Bank Agreement) and GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized under the banking laws of the State of New York, in its capacity as agent under the GE Capital Agreement and GE Capital Security Documents referred to below with the acknowledgment and consent of FINLAY FINE JEWELRY CORPORATION, a Delaware corporation, ("Finlay") and EFINLAY, INC., a Delaware corporation ("eFinlay" and, together with Finlay, the "Obligors"). The Agent (as hereinafter defined) and GE Capital (as hereinafter defined) shall be referred to individually as a "Lender" and collectively the "Lenders".

     WHEREAS, Finlay, Finlay Enterprises, Inc., a Delaware corporation (the "Parent"), GE Capital and the financial institutions party thereto entered into a Credit Agreement, dated as of May 26, 1993 as amended and restated on March 28, 1995 and as further amended and restated as of September 11, 1997 (as further amended, restated, replaced, renewed or refinanced from time to time, the "GE Capital Agreement"), pursuant to which GE Capital has agreed to advance funds to Finlay and the Parent (collectively, the "Borrowers") for the purposes stated therein (the credit facility established under the GE Capital Agreement, the "Dollar Facility");

     WHEREAS, to secure all present and future obligations of the Borrowers under or in connection with the GE Capital Agreement and the other Loan Documents (as defined therein), including, without limitation, the "Lender Debt" (as defined therein), pursuant to the Security Documents (as defined in the GE Capital Agreement) the Borrowers, eFinlay, Finlay Jewelry, FMBI and certain other subsidiaries of Finlay from time to time party to such Security Documents (collectively, the "Grantors") granted to GE Capital a security interest in the property described in such Security Documents as in effect on the date hereof and all proceeds thereof (the "GE Capital Collateral");

     WHEREAS, Rhode Island Hospital Trust National Bank ("Rhode Island Bank") and Finlay entered into a Gold Consignment Agreement, dated as of June 15, 1995 (as amended, restated, supplemented or modified from time to time immediately prior to the effectiveness of this Agreement, the "Original Bank Agreement"), pursuant to which Rhode Island Bank agreed to purchase from and consign back to Finlay certain amounts of Precious Metal (as defined therein) content of Specified Gold Jewelry (as defined therein);

     WHEREAS, to secure all present and future obligations of Finlay to Rhode Island Bank under or in connection with the Original Bank Agreement and the other Consignment Documents (as defined in the Original Bank Agreement), Finlay granted to Rhode Island Bank a security interest in the collateral described in the Security Documents (as defined in the Original Bank Agreement) and all proceeds thereof;

     WHEREAS, Sovereign Bank succeeded to the rights and obligations of Rhode Island Bank in respect of the Original Bank Agreement, the other Consignment Documents (as defined in the Original Bank Agreement) and the Original Intercreditor Agreement (as defined below);

     WHEREAS, eFinlay entered into the eFinlay Guaranty, dated as of September 29, 2000 (as amended, restated, supplemented or modified from time to time immediately prior to the effectiveness of this Agreement, the "eFinlay Guaranty") with Sovereign Bank, pursuant to which eFinlay guaranteed all of the Obligations (as defined in the Original Bank Agreement);

     WHEREAS, to secure all present and future obligations of eFinlay to Sovereign Bank under or in connection with the eFinlay Guaranty and the other Consignment Documents (as defined in the Original Bank Agreement), eFinlay granted to Sovereign Bank a security interest in the collateral described in the Security Documents (as defined in the Original Bank Agreement) and all proceeds thereof;

     WHEREAS, Finlay and eFinlay have entered into the Amended and Restated Consignment Agreement (as amended, restated, replaced, renewed or refinanced from time to time, the "Bank Agreement"), of even date herewith, pursuant to which Finlay, eFinlay, the Agent and the Institutions (as defined in the Bank Agreement, the "Institutions") have amended and restated the Original Bank Agreement in its entirety, and pursuant to which the Agent and the Institutions have agreed, subject to the terms and conditions contained therein, that the Agent will make Purchases and Consignments (as defined therein) to Finlay and eFinlay on behalf of the Institutions (the facility created under the Bank Agreement, the "Gold Facility");

     WHEREAS, Finlay and eFinlay have, pursuant to the Security Documents (as defined in the Bank Agreement, the "Bank Security Documents"), confirmed and continued the provision of collateral security described in the Bank Security Documents as in effect on the date hereof and all proceeds thereof (the "Bank Collateral") to the Agent for the benefit of the Agent and the Institutions to secure all present and future obligations of Finlay and eFinlay to the Agent and the Institutions under or in connection with the Bank Agreement and the other Consignment Documents (as defined in the Bank Agreement);

     WHEREAS, GE Capital and Rhode Island Bank entered into an Intercreditor Agreement, dated as of June 15, 1995 (as amended, restated, supplemented or modified from time to time immediately prior to the effectiveness of this Agreement, the "Original Intercreditor Agreement"), pursuant to which GE Capital and Rhode Island Bank set forth the relative priorities of their respective security interests in and liens on the GE Capital Collateral and the Bank Collateral and to establish certain other matters relating thereto;

     WHEREAS, it is a condition precedent to the Agent's making any Purchases and Consignments to Finlay and eFinlay under the Bank Agreement on behalf of the Institutions that GE Capital and the Agent amend and restate the Original Intercreditor Agreement (and that Finlay and eFinlay acknowledge and consent to such amendment and restatement) in order to confirm and continue the Agent's and GE Capital's relative priorities of their respective security interests in and liens on the GE Capital Collateral and the Bank Collateral and to establish certain other matters relating thereto; and

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, terms and covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS.

     Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

          "Agent" shall mean, at any time, the Agent under the Bank Agreement and the Bank Security Documents at such time.

          "Applicable Percentage" shall mean 85%.

          "Approved Vendor" shall mean an "Approved Vendor", (as such term is defined in the Bank Agreement as in effect on the date hereof) listed on
     Schedule 1 hereto or of which GE Capital shall have been supplied written notice.

          "Bank Agreement" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Bank Collateral" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Bank Documents" shall mean the "Consignment Documents" as such term is defined in the Bank Agreement, as in effect on the date hereof.

          "Bank Obligations" shall mean the "Obligations" as such term is defined in the Bank Agreement as in effect on the date hereof.

          "Bank Priority Collateral" shall mean the following property which constitutes Bank Collateral: (i) Specified Gold Jewelry, (ii) Bank Sale Proceeds, (iii) Post Default Bank Proceeds, and (iv) Cash Deposits.

          "Bank Sale Proceeds"  shall have the meaning  assigned to that term in
     Section 2.1.4 hereof.

          "Bank Security Documents" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Borrowers" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Cash Deposits" shall have the meaning assigned to that term in the Bank Agreement as in effect on the date hereof.

          "Consignment Memo" shall mean a memorandum, substantially in the form of Exhibit A hereto, prepared by the Obligors and pertaining to sales of consignment inventory supplied by an Approved Vendor for any calendar month.

          "Default Notice" shall mean a written notice given by the Agent to GE Capital and the Borrowers in accordance with Section 2.1.4 hereof.

          "Default  Period" shall have the meaning  assigned  thereto in Section
     2.1.4 hereof.

          "Dollar Facility" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Dollar Value" shall mean, as to any Precious Metal content of Specified Gold Jewelry at any time, the average (mean) of the Agent's "bid" and "ask" spot quotations for Precious Metal at such time.

          "eFinlay" shall have the meaning assigned to that term in the preamble to this Agreement.

          "eFinlay GE Capital Guaranty" shall mean the Guaranty dated as of September 29, 2000, issued by eFinlay in favor of GE Capital, as amended, restated, supplemented or modified from time to time.

          "eFinlay GE Capital Security Agreement" shall mean the Security Agreement dated as of September 29, 2000, between GE Capital and eFinlay, as amended, restated, supplemented or modified from time to time.

          "Finlay" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Finlay Jewelry" shall mean Finlay Jewelry, Inc.

          "FMBI" shall mean Finlay Merchandising & Buying, Inc.

          "GE Capital" shall mean, at any time, the agent under the GE Capital Agreement and the GE Capital Security Documents at such time.

          "GE Capital Agreement" shall have the meaning assigned to that term in the preamble to this Agreement.

          "GE Capital Collateral" shall have the meaning assigned to that term in the preamble to this Agreement.

          "GE Capital Loan Documents" shall mean the "Loan Documents" as such term is defined in the GE Capital Agreement as in effect on the date hereof, as such Loan Documents may be amended, restated, replaced, renewed or refinanced from time to time.

          "GE Capital Obligations" shall mean the "Lender Debt" as such term is defined in the GE Capital Agreement as in effect on the date hereof.

          "GE Capital Security Documents" shall mean the "Security Documents" as such term is defined in the GE Capital Agreement as in effect on the date hereof and, as to all provisions thereof pursuant to which a security interest or lien is granted therein, the GE Capital Agreement, in each case, as such Security Documents and GE Capital Agreement are amended, restated, replaced, renewed or refinanced from time to time and shall include without limitation the eFinlay GE Capital Guaranty and the eFinlay GE Capital Security Agreement, and the guaranties and security agreements entered into by FMBI and Finlay Jewelry in favor of GE Capital.

          "GE Capital Priority Collateral" shall mean all property constituting GE Capital Collateral, other than Bank Priority Collateral.

          "Grantor" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Lien" shall mean a security interest or lien granted by any Grantor.

          "Obligors" shall have the meaning assigned to that term in the preamble to this Agreement.

          "Payment Amount" shall mean, for any host store for any calendar month, the amount paid by such host store in respect of such calendar month to an Obligor under such host store's licensed department agreement or arrangement with such Obligor.

          "Post Default Bank Proceeds" shall have the meaning assigned to that term in Section 2.1.4(c) hereof.

          "Post Default Ratio" shall mean, as to any calendar month, a fraction, the numerator of which is the number of days in such calendar month which occurred on or following the issuance of a Default Notice (whether or not such

     Default Notice was issued in such calendar month) under Section 2.1.4 hereof and the denominator of which is the total number of days in such calendar month; provided, however, that, notwithstanding the foregoing, in the event that a Default Notice is issued on or after November 15 in any year, then, and in such event, the Post Default Ratio for that November shall be .5.

          "Precious Metal" shall have the meaning specified in the Bank Agreement as in effect on the date hereof.

          "Specified Gold Jewelry" shall have the meaning assigned to that term in the Bank Agreement as in effect on the date hereof, and in any event shall not include any proceeds of Specified Gold Jewelry other than proceeds of casualty insurance in respect of any loss or destruction of or damage to Specified Gold Jewelry, which proceeds of casualty insurance shall be included.

          "Specified Jewelry Purchase Price" shall mean, with respect to each item of Specified Gold Jewelry, the price paid by an Obligor to the Approved Vendor for such item of Specified Gold Jewelry, such price being currently evidenced by the amount shown in the Consignment Memo for such Approved Vendor as the "memo billing price" of such item of Specified Gold Jewelry supplied by such Approved Vendor.

          "Specified Jewelry Sale Amount" shall mean twice the sum of the Specified Jewelry Purchase Price for all Specified Gold Jewelry sold during the month covered by the Payment Amount.

          "Store Settlement Amount" shall mean, for any host store for any calendar month, the gross sales amount (prior to rent, commissions, expenses and other deductions) that such store has reported to an Obligor for such calendar month under such host store's licensed department, agreement or arrangement with such Obligor.

          "Store Statement" shall mean a settlement statement, substantially in the form of Exhibit B hereto, prepared by a host store in which an Obligor operates a licensed department.

          "Subject  Proceeds"  shall have the  meaning  assigned to that term in
     Section 2.1.4 hereof.

     Section 1.2 Other Definitional Provisions. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

SECTION 2. TERMS, CONDITIONS AND PRIORITY OP SECURITY INTERESTS.

     Section 2.1 Security Interests of GE Capital.

          Section 2.1.1 The GE Capital Collateral. (a) The Agent acknowledges the grant to GE Capital of the GE Capital Collateral and agrees that such grant does not conflict with or cause a default under any of the Bank Documents. The Agent agrees not to contest the validity, perfection, or enforceability of any security interest of GE Capital in the GE Capital Collateral. The Agent consents to the execution, delivery and performance by the Grantors of the GE Loan Documents, subject to any contrary terms of this Agreement.

          (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any documents or instruments, or other method of perfecting a security interest in favor of GE Capital in any of the GE Capital Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Bank Documents or GE Capital Loan Documents, the Liens in favor of GE Capital upon the GE Capital Priority Collateral have and shall have priority over the Liens held by the Agent upon the GE Capital Priority Collateral and the Liens of the Agent upon the GE Capital Priority Collateral are and shall be, in all respects, subject and subordinate to the Liens held by GE Capital in the GE Capital Priority Collateral to the full extent of the GE Capital Obligations. It is understood and agreed that it is the intent of this Agreement that the Agent have no Lien upon any GE Capital Priority Collateral, except to the extent of any Lien which the Agent may have on proceeds of Specified Gold Jewelry arising from sales thereof during a Default Period, and that the relative interests of the Agent and GE Capital in such proceeds are addressed in Section 2.1.4 hereof.

          (c) The  priorities  established  or  confirmed  in  paragraph  (b) of
     Section 2.1.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the GE Capital Agreement, any of the other GE Capital Loan Documents or the Dollar Facility, nor by any action or inaction which GE Capital or any holder of any GE Capital Obligation may take in connection therewith, other than any action taken in contravention of the terms of this Agreement.

          (d) As between the Agent and GE Capital, GE Capital shall have the exclusive right to manage, perform and enforce the terms of the GE Capital Agreement and the other GE Capital Loan Documents with respect to the GE Capital Priority Collateral, to exercise and enforce all privileges and rights thereunder according to its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such GE Capital Priority Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate any or all of such GE Capital Priority Collateral, in each case, subject to Section 2.1.4 hereof.

          (e) Notwithstanding anything to the contrary contained in the Bank Agreement or the other Bank Documents, in the event of any sale, transfer or disposition of any GE Capital Priority Collateral by or at the direction of GE

     Capital while any event of default under the GE Capital Agreement is continuing and in furtherance by GE Capital of its rights to realize upon the GE Capital Priority Collateral in any case, not in contravention of the terms hereof, the Agent will, at the request of GE Capital, immediately deliver such release documents with respect to the Lien of the Agent on such GE Capital Priority Collateral as GE Capital may reasonably request.

          (f) Notwithstanding any rights or remedies available to the Agent under any of the Bank Agreement, any other Bank Document, applicable law or otherwise, so long as any GE Capital Obligations are outstanding or the GE Capital Agreement is in effect, the Agent will not, directly or indirectly seek to foreclose or realize upon (judicially or non-judicially) its Lien on any GE Capital Priority Collateral, take any other action against the GE Capital Priority Collateral or seek to assert any claim, interest or Lien in the GE Capital Priority Collateral, without, in each instance, the prior written consent of GE Capital. Nothing contained in this paragraph (f) shall prevent the Agent from enforcing any or all of its rights and remedies against the Obligors under the Bank Documents or against the Bank Priority Collateral, so long as the Agent takes no action with respect to or against the GE Capital Priority Collateral in contravention of the immediately preceding sentence.

          Section 2.1.2 The Bank Collateral. (a) GE Capital acknowledges the grant to the Agent of the Bank Collateral and agrees that such grant does not conflict with or cause a default under any of the GE Capital Loan Documents. GE Capital agrees not to contest the validity, perfection, or enforceability of any security interest of the Agent in the Bank Collateral. GE Capital consents to the execution, delivery and performance by the Obligors of the Bank Agreement and the other Bank Documents, subject to any contrary terms of this Agreement.

          (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any documents or instruments, or other method of perfecting a security interest in favor of the Agent in any of the Bank Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the GE Capital Loan Documents or the Bank Documents, the Liens in favor the Agent upon the Bank Priority Collateral have and shall have priority over the Liens held by GE Capital upon the Bank Priority Collateral and the Liens of GE Capital upon the Bank Priority Collateral are and shall be, in all respects, subject and subordinate to the Liens held by the Agent upon the Bank Priority Collateral to the full extent of the Bank Obligations. The execution and delivery by GE Capital of this Agreement shall constitute receipt by GE Capital of notice, given by the Agent to GE Capital pursuant to and in accordance with the requirements of section 9-114(b) of the Uniform Commercial Code, with respect to all present and future Specified Gold Jewelry which has been or may be consigned by the Agent to the Obligors under the Bank Agreement, with GE Capital acknowledging this Agreement as notice that the Agent expects to deliver Consigned Precious Metal to the Obligors on consignment.

          (c) The  priorities  established or confirmed in paragraph (b) of this
     Section 2.1.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Bank Agreement, any other Bank Document or the Gold Facility, nor by any action or inaction which the Agent may take in connection therewith, other than any action taken in contravention of the terms of this Agreement.

          (d) As between GE Capital and the Agent, the Agent shall have the exclusive right to manage, perform and enforce the terms of the Bank Agreement and the other Bank Documents with respect to the Bank Priority Collateral, to exercise and enforce all privileges and rights thereunder according to its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Bank Priority Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate any or all of such Bank Priority Collateral, in each case, subject to Section 2.1.4 hereof.

          (e) Notwithstanding anything to the contrary contained in the GE Capital Agreement or the other GE Capital Loan Documents, in the event of any sale, transfer or disposition of any Bank Priority Collateral by or at the direction of the Agent while any event of default under the Bank Agreement is continuing and in furtherance by the Agent of its rights to realize upon the Bank Priority Collateral, in any case, not in contravention of the terms hereof, GE Capital will, at the request of the Agent, immediately deliver such release documents with respect to the Lien of GE Capital on such Bank Priority Collateral as the Agent may reasonably request.

          (f) Notwithstanding any rights or remedies available to GE Capital under any of the GE Capital Agreement, any other GE Capital Loan Document, applicable law or otherwise, so long as any Bank Obligations are outstanding  or the Bank  Agreement  is in  effect,  GE  Capital  will not, directly or indirectly (except as otherwise provided in Section 2.1.4 hereof) seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Bank Priority Collateral, take any other action against the Bank Priority Collateral or seek to assert any claim, interest or Lien in the Bank Priority Collateral, without, in each instance, the prior written consent of the Agent. Nothing contained in this paragraph (f) shall prevent GE Capital from enforcing any or all of its rights and remedies against the Grantors under the GE Capital Agreement or against the GE Capital Priority Collateral, so long as GE Capital takes no action with respect to or against the Bank Priority Collateral in contravention of the immediately preceding sentence.

          Section 2.1.3 Default Notices. (a) In the event that an event constituting an "Event of Default" under and as defined in the Bank Agreement shall be continuing, and the Agent shall be aware of such event, the Agent shall give to GE Capital at its address for notices under Section
     6.3 hereof, prompt written notice of such event; provided, however, that the failure of the Agent to give any such written notice shall not result in any liability of the Agent to GE Capital. In the event that the Agent shall send to any Obligor any notice of the occurrence of any such Event of Default or requiring redelivery of all Consigned Precious Metal (as such term is defined in the Bank Agreement as in effect on the date hereof) or the immediate payment of the Spot Value (as such term is defined in the Bank Agreement as in effect on the date hereof) of such Consigned Precious Metal, or any similar notice, the Agent shall concurrently send a copy of such notice to GE Capital; provided, however, that the failure of the Agent to send any such notice to GE Capital shall not result in any liability of the Agent to GE Capital. Nothing contained in this paragraph (a) or elsewhere in this Agreement shall be deemed to be a waiver by GE Capital of the right to receive any notice to which it is entitled under the Uniform Commercial Code or other applicable law.

          (b) In the event that an event constituting an "Event of Default" under and as defined in the GE Capital Agreement shall be continuing, and GE Capital shall be aware of such event, GE Capital shall give to the Agent at its address for notices under Section 6.3 hereof, prompt written notice of such event; provided, however, that the failure of GE Capital to give any such written notice shall not result in any liability of GE Capital to the Agent. In the event that GE Capital shall send to any Borrower any notice of the occurrence of any such Event of Default or accelerating or demanding immediate payment of the GE Capital Obligations, or any similar notice, GE Capital shall concurrently send a copy of such notice to the Agent; provided, however, that the failure of GE Capital to send any such notice to the Agent shall not result in any liability of GE Capital to the Agent. Nothing contained in this paragraph (b) or elsewhere in this Agreement shall be deemed to be a waiver by the Agent of the right to receive any notice to which it is entitled under the Uniform Commercial Code or other applicable law.

          (c) In the event that General Electric Capital Corporation (or the entity most recently identified under this paragraph (c)) shall no longer be "GE Capital" for the purposes of this Agreement, General Electric Capital Corporation (or the entity most recently identified under this paragraph (c)) shall notify the Agent in writing of the identity and address for notices of the entity so constituting "GE Capital" for the purposes of this Agreement. Until so notified, the Agent may treat General Electric Capital Corporation or the entity most recently identified under this paragraph (c), as the case may be, as "GE Capital" for the purposes of this Agreement.

          (d) In the event that Sovereign Bank (or the entity most recently identified under this paragraph (d)) shall no longer be the "Agent" for the purposes of this Agreement, Sovereign Bank (or the entity most recently identified under this paragraph (d)) shall notify GE Capital in writing of the identity and address for notices of the entity so constituting the "Agent" for the purposes of this Agreement. Until so notified, GE Capital may treat Sovereign Bank or the entity most recently identified under this paragraph (d), as the case may be, as the "Agent" for the purposes of this Agreement.

          Section 2.1.4 Certain Proceeds. Notwithstanding anything. to the contrary contained in this Agreement, from and after the time, if any, that the Agent shall give a notice to GE Capital, substantially in the form of Exhibit C hereto, under this Section 2.1.4 that an Event of Default under the Bank Agreement is continuing, and until such notice has been withdrawn in writing by the Agent (a

     "Default Period"), the following provisions shall apply to all proceeds (other than proceeds from sales, exchanges or other dispositions made directly by the Agent or an agent (other than an Obligor) of the Agent of Specified Gold Jewelry without violation of this Agreement (collectively, "Bank Sale Proceeds")) of GE Capital Collateral, including, without limitation, proceeds of Specified Gold Jewelry ("Subject Proceeds"):

          (a) All Subject Proceeds, including, without limitation, those constituting Bank Priority Collateral, shall continue to be collected by GE Capital in accordance with the terms of the GE Capital Agreement and GE Capital Security Documents.

          (b) (i) GE capital shall allocate proceeds received from the GE Capital Collateral between proceeds of Specified Gold Jewelry and other GE Capital Collateral as provided in clause (c) below of this Section 2.1.4.

               (ii) The Obligors shall deliver to GE Capital such copies of checks constituting Payment Amounts, Store Statements, Consignment Memos, statements regarding the sale of Specified Gold Jewelry and other materials as may be needed in order for GE Capital to make the necessary calculations under clause (c) below. Subject to paragraph
          (iii) below, GE Capital shall have no obligation to make any allocation of any Payment Amount or other proceeds of Specified Gold Jewelry to the extent that it has not received any such information, and shall not apply any such proceeds to any indebtedness pending making an allocation under paragraph (i) above or paragraph (iii) below.

               (iii) In the event that GE Capital shall be unable to make an allocation due to the failure of the Obligors to supply the necessary information under this clause (b), and such inability shall continue for fifteen (15) days following the latter of the receipt of any Payment Amount or other proceeds of Specified Gold Jewelry or the date that all information relating to such Payment Amount or other proceeds of Specified Gold Jewelry necessary to make the allocation first became available to the Obligors, GE Capital shall make such allocations with respect to such Payment Amount or other proceeds which GE Capital shall determine in its reasonable judgment and in a manner which in its reasonable judgment is consistent with the terms of this Agreement; provided, however, that as to any Specified Gold Jewelry which the Obligors do not sell or otherwise dispose of in the ordinary course of business, whether due to the commencement of any bankruptcy proceeding involving an Obligor as a debtor or otherwise, GE Capital shall not have a right to allocate the proceeds of any such sale or disposition, and each of the Agent and GE Capital shall be entitled to claim their respective interests in such proceeds to the extent the Agent or GE Capital, as the case may be, is entitled to priority as to such proceeds under the terms of this Agreement.

               (iv) GE Capital shall promptly account to the Agent as to each allocation made by GE Capital with respect to any Payment Amount or other proceeds, and in any event within three (3) business days after making such allocation, and shall remit proceeds of each Payment Amount or other proceeds as provided in paragraph (d) below.

               (v) The Agent shall have the right, as to any allocation made by GE Capital under clause (iii) above, to contest such allocation within fifteen (15) days following receipt of same, and, in the event that GE Capital and the Agent cannot agree on such allocation within a period of fifteen (15) days following the date of exercise by the Agent of such right to contest, then such allocation shall be determined by binding arbitration pursuant to an arbitration to be conducted in New York City under the rules and the auspices of the American Arbitration Association.

          (c) With respect to sales, exchanges or other dispositions by the Obligors during any calendar month of Specified Gold Jewelry supplied by each Approved Vendor, the Agent shall be entitled to receive, subject to paragraph (b) of this Section 2.1.4, as Post Default Bank Proceeds, from each Payment Amount or other proceeds of Specified Gold Jewelry received by GE Capital from each host store or otherwise (including from purchasers of Specified Gold Jewelry) in respect of such calendar month, an amount ("Post Default Bank Proceeds") equal to:

               (I) in the case of any Payment Amount, and assuming that the calculation in this clause (I) can be made, the greater of (A) the product of (1) the quotient obtained by dividing (x) the product of the Specified Jewelry Sale Amount times the Applicable Percentage by
          (y) the Store Settlement Amount times (2) the Payment Amount times (3) the Post Default Ratio [an example of this calculation is provided on Exhibit D hereto], and (B) the product of (1) the number of ounces of gold included in the Specified Gold Jewelry sold, exchanged or otherwise disposed of during the month covered by the applicable Payment Amount and listed as sold, exchanged or otherwise disposed of in the applicable Consignment Memo times (2) the average "Spot Value" of "Precious Metal" (each, as defined in the Bank Agreement as in effect on the date hereof) during the applicable calendar month times
          (3) the Post Default Ratios times (4) the ratio of (a) the Payment Amount to (b) the Store Settlement Amount, or

               (II) in the case of proceeds of Specified Gold Jewelry other than any Payment Amount or, subject to paragraph (b) of this Section 2.1.4, in the event that due to a change in the method of payment for any sale, exchange or other disposition of Specified Gold Jewelry or other circumstance, including, without limitation, the bankruptcy or insolvency of one or more host stores, the calculation in (I) above cannot be made, then, and in any such event (Post Default Bank Proceeds shall be) the greater of (1) the Dollar Value of the Precious Metal content of the Specified Gold Jewelry so sold, exchanged or disposed of on the date of such sale, exchange or other disposition and (2) eighty-five percent (85%) of that portion of such proceeds, in each case under clauses (1) and (2), after deducting the cost of such sale, exchange or other disposition, including the pro rata share of amounts, if any, due the host store, allocable to such sale, exchange or other disposition.

          (d) GE Capital shall turn over to the Agent by wire transfer in immediately available funds at its Principal Office (as such term is defined in the Bank Agreement as in effect on the date hereof) or such other office as the Agent may specify to GE Capital in writing from time to time, all amounts collected by GE Capital in good funds and which GE Capital has determined, pursuant to the allocation provisions completed by GE Capital under paragraphs (b) and (c) above, constitute Post Default Bank Proceeds. For each day that GE Capital has not turned over to the Agent any Post Default Bank Proceeds which day occurs after the business day immediately following the business day on which GE Capital received same in immediately available funds whether or not an allocation with respect thereto has been completed, GE Capital shall pay (on the date that GE Capital makes payment of such Post Default Bank Proceeds to the Agent) to the Agent interest on such Post Default Bank Proceeds at the Federal Funds Effective Rate, as such term is defined in the Bank Agreement as in effect on the date hereof.

          (e) So long as any GE Capital Obligations remain outstanding or the GE Capital Agreement remains in effect, the Agent will not, directly or indirectly seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Subject Proceeds, take any other action against any Subject Proceeds or seek to assert any claim, interest or Lien in any Subject Proceeds, other than by enforcement of its rights under this Section 2.1.4, without, in each instance, the prior written consent of GE Capital.

          (f) The Agent, at the request of GE Capital shall furnish to GE Capital such information concerning the Agent's "bid" and "ask" spot quotations for Precious Metal as GE Capital determines it requires to allocate proceeds under this Agreement.

          (g) For the purposes of this Section 2.1.4, the term business day means a "Business Day" as such term is defined in each of the GE Capital Agreement and the Bank Agreement.

     Section 2.2 Payments Received by the Lenders. Subject to Section 2.1.4: (1) should any payments or distribution or security, or the proceeds of any thereof, be collected or received by the Agent in respect of the Bank Obligations at any time, and the property constituting such payment, distribution, security or proceeds constitutes GE Capital Priority Collateral, the Agent will forthwith turn over the same to GE Capital in the form received (except for endorsement or the assignment by the Agent when necessary and without recourse, representation or warranty) and, until so turned over, the same shall be held in trust by the Agent as the property of GE Capital; and

     (2) should any payments or distribution or security, or the proceeds of any thereof, be collected or received by GE Capital in respect of the GE Capital Obligations at any time, and the property constituting such payment, distribution, security or proceeds constitutes Bank Priority Collateral, GE Capital will forthwith turn over the same to the Agent in the form received (except for endorsement or the assignment by GE Capital when necessary and without recourse, representation or warranty) and, until so turned over, the same shall be held in trust by GE Capital as the property of the Agent.

     Section 2.3 Right to Sue. Nothing herein shall restrict GE Capital or the Agent from commencing or maintaining any judicial proceeding against the Grantors to obtain a judgment against the Grantors for all or part of the GE Capital Obligations or the Bank Obligations, respectively, or to enforce any such judgment as a judgment creditor; provided, however, that any monies or other property or the proceeds thereof received by a Lender which constitutes proceeds of the GE Capital Priority Collateral or the Bank Collateral or is subject to the provisions of Section 2.1.4 hereof, shall be subject to all provisions hereof applicable thereto.

SECTION 3. REPRESENTATIONS.

     Each of GE Capital and the Agent, as to itself, represents and warrants, to the other, as follows.

     Section 3.1. Power and Authority; Authorization; No Violation. It has full power, authority and legal right to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part. This Agreement does not require any approval or consent of any trustee or holders of any indebtedness or obligations and will not violate any provision of law, governmental regulation, order or decree or any provision of any indenture, mortgage, contract or other agreement entered into by it or by which it is bound.

     Section 3.2 Consents. No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance of this Agreement.

     Section 3.3 Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to the availability of equitable remedies.

SECTION 4. MODIFICATIONS OF LENDER OBLIGATIONS; RELIANCE.

     Section 4.1 Regarding the GE Capital Obligations. (1) The Agent consents that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, (a) any demand for payment of any GE Capital Obligation may be rescinded, in whole or in part, and any GE Capital Obligation may be continued, and the GE Capital Obligations, or the liability of the Grantors or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) any one or more of the GE Capital Loan Documents may be amended, modified, supplemented or terminated, in whole or in part, as GE Capital may deem advisable from time to time, and any GE Capital Priority Collateral may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Agent, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the priority of interests provided for herein, notwithstanding any such renewal, extension modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release; provided, however, that nothing contained in this paragraph (1) shall be deemed to constitute a waiver by the Agent of any "Default" or "Event of Default" under and as defined in the Bank Agreement arising from any such action. The Agent waives any and all notice of the creation, modification, renewal, extension or accrual of any of the GE Capital Obligations and notice of or proof of reliance by GE Capital upon this Agreement, and the GE Capital Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Grantors and GE Capital shall be deemed to have been consummated in reliance upon this Agreement. The Agent acknowledges and agrees that GE Capital has relied upon the stated priority of interests provided for herein in making funds available to Borrowers under the GE Capital Agreement.

     (2) The Agent further acknowledges that part of the GE Capital Obligations is indebtedness which is revolving in nature and that the amount thereof which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the GE Capital Obligations may be modified, extended or amended from time to time, and the aggregate amount of the GE Capital Obligations may be increased or reduced, all without notice to or consent by the Agent and without affecting the provisions hereof. The Agent agrees that GE Capital shall have no obligation to marshall any GE Capital Priority Collateral. Nothing contained in this paragraph (2) shall constitute a waiver by the Agent of any "Default" or "Event of Default" under and as defined in the Bank Agreement arising from any action described in this paragraph (2) taken by the Grantors or GE Capital.

     Section 4.2 Regarding the Bank Obligations. (1) GE Capital consents that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, (a) any demand for payment of any Bank Obligations may be rescinded, in whole or in part, and any Bank Obligations may be continued, and the Bank Obligations, or the liability of the Obligors or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) any one or more of the Bank Documents may be amended, modified, supplemented or terminated, in whole or in part, as the Agent may deem advisable from time to time, and any Bank Priority Collateral may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by GE Capital, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the priority of interests provided for herein, notwithstanding any such renewal, extension modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release; provided, however, that nothing contained in this paragraph (1) shall be deemed to constitute a waiver by GE Capital of any "Default" or "Event of Default" under and as defined in the GE Capital Agreement arising from any such action. GE Capital waives any and all notice of the creation, modification, renewal, extension or accrual of any of the Bank Obligations and notice of or proof of reliance by the Agent upon this Agreement, and the Bank Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Obligors and the Agent shall be deemed to have been consummated in reliance upon this Agreement. GE Capital acknowledges and agrees that the Agent has relied upon the stated priority of interests provided for herein in making gold or credit therefor available to the Obligors under the Bank Agreement.

     (2) GE Capital further acknowledges that part of the Bank Obligations are obligations which are revolving in nature and that the amount thereof which may be outstanding at any time or from time to time may be increased or reduced and subsequently reincurred, and that the terms of the Bank Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Bank Obligations may be increased or reduced, all without notice to or consent by GE Capital and without affecting the provisions hereof. GE Capital agrees that the Agent shall have no obligation to marshall any Bank Priority Collateral. Nothing contained in this paragraph (2) shall constitute a waiver by GE Capital of any "Default" or "Event of Default" under and as defined in the GE Capital Agreement arising from any action described in this paragraph (2) taken by the Obligors or the Agent.

SECTION 5. TRANSFER OF LENDER OBLIGATIONS.

     Neither GE Capital nor the Agent will sell, assign or otherwise transfer, in whole or in part, any Lien on the GE Capital Collateral or any Lien on the Bank Collateral, respectively, to any other person or entity (a "Transferee") unless, in any such case, such Transferee expressly acknowledges in writing to GE Capital or the Agent, as the case may be, the priority and subordination of interests provided for herein and agrees to be bound by all of the terms hereof. The foregoing shall not apply to any subsequent holder of GE Capital Obligations or Bank Obligations which is not an agent, unless such subsequent holder is the sole holder of all Obligations under the GE Capital Agreement or the Bank Agreement.

SECTION 6. MISCELLANEOUS.

     Section 6.1 No Waiver; Cumulative Remedies. No failure by either Lender to exercise, and no delay by such Lender in exercising from time to time any rights, power and privileges under its respective Obligations, or any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any of the GE Capital Obligations or Bank Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

     Section 6.2 Further Assurances. Each Lender agrees to execute and deliver such further documents and to do such other acts and things as the other may reasonably request in order fully to effect the purposes of this Agreement.

     Section 6.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by registered mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or, alternatively by telecopy, and shall be given,

     if to the Agent:           Sovereign Bank
                                Precious Metals
                                1 West Mezzanine
                                15 Westminster Street
                                Providence, Rhode Island 02903-2449
                                Attention:  Albert L. Brown,
                                              Senior Vice President
                                Telecopier:  (401) 752-1412

     with a copy to:            Bingham Dana LLP
                                150 Federal Street
                                Boston, Massachusetts 02110
                                Attention:  Robert A.J. Barry, Esq., or
                                            Marijane Benner Browne, Esq.
                                Telecopier: (617) 951-8228

     If to GE Capital:          General Electric Capital Corporation
                                800 Connecticut Avenue
                                Two North
                                Norwalk, Connecticut 06854
                                Attention:  Finlay Account Manager
                                Telecopier: (203) 852-3640 and
                                Attention:  John Sirico, Esq.
                                Telecopier: (203) 316-7822

     with a copy to:            Weil, Gotshal & Manges LLP

                                767 Fifth Avenue
                                New York, New York  10153
                                Attention:   Warren T. Buhle, Esq.
                                Telecopier: (212) 310-8007

     if to the Obligors, :      Finlay Fine Jewelry Corporation
     the Borrowers or the       529 Fifth Avenue
     Grantors                   New York, New York 10017
                                Attention:   Mr. Bruce Zurlnick
                                Telecopier:  (212) 808-2946

     with a copy to:            Blank Rome Tenzer Greenblatt LLP
                                The Chrysler Building
                                405 Lexington Avenue
                                New York, New York  10174
                                Attention:   James M. Kaplan, Esq.
                                Telecopier:  (212) 885-5047

or such other address or telecopy number as such party may hereafter specify by notice to GE Capital, the Agent and the Obligors. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation by the recipient thereof is received, (ii) if given by registered mail, 72 hours after such communication is deposited with the post office, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

     Section 6.4. GOVERNING LAW; SUCCESSORS AND ASSIGNS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES) APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF GE CAPITAL, THE AGENT, AND THEIR RESPECTIVE SUCCESSORS, TRANSFEREES AND ASSIGNS.

     Section 6.5 Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts all of which taken together shall constitute one and the same instrument.

     Section 6.6 Third-Party Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of GE Capital and the Agent and their respective successors and assigns. No other person shall have any right, benefit, or priority by reason of this Agreement.

     Section 6.7 Severability. In the event that any one or more provisions contained in this Agreement should for any reason be held to be invalid, illegal or unenforceable in any respect under the laws of any government or by any governmental agency, such unenforceability shall not affect any other provisions of this Agreement. In the event that any provision hereof shall be held invalid, illegal or unenforceable the parties shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents hereof.

     Section 6.8 Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York or any New York State court located in the Borough of Manhattan, and, by execution and delivery of this Agreement each of the Obligors and each of the Lenders hereby respectively accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Lenders hereby irrevocably waives, in connection with any such action or proceeding, (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, (ii) the right to impose any setoff, non-compulsory counterclaim or cross-claim and (iii) trial by jury.

     Section 6.9 Termination; Amendments, Etc. This Agreement may not be rescinded or canceled or modified in any way unless consented to in writing by the Lenders.

     IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed and delivered an of the day and year first above written.


                                        SOVEREIGN BANK (as successor to
                                        Fleet National Bank, f/k/a  BankBoston,
                                        N.A., f/k/a The First National Bank of
                                        Boston, as successor to Rhode Island
                                        Hospital Trust National Bank), as Agent


                                        By:  /s/ Patricia Malerba
                                           ----------------------------------
                                             Name:   Patrica Malerba
                                             Title:  V.P.


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent


                                        By:  /s/ Charles Chiodo
                                           ----------------------------------
                                             Name:   Charles Chiodo
                                             Title:  Authorized Signatory


Acknowledged and Agreed:


FINLAY FINE JEWELRY
CORPORATION


By:  /s/ Bruce Zurlnick
   ------------------------
Name:  Bruce Zurlnick
Title: Senior Vice President, Treasurer
         and Chief Financial Officer


EFINLAY, INC.


By:  /s/ Bruce Zurlnick
   ------------------------
Name:  Bruce Zurlnick
Title: Senior Vice President, Treasurer
         and Chief Financial Officer